SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported): December 26, 1997


                    FINANCIAL ASSET SECURITIES CORP.,
               (as depositor under the Pooling and Servicing
            Agreement, dated as of November 1, 1996, providing
           for the issuance of Financial Asset Securities Corp.,
               Mego Mortgage FHA Title I Loan Trust 1996-3,
                FHA Title I Loan Asset-Backed Certificates,
                              Series 1996-3).

          (Exact name of registrant as specified in its charter)



              Delaware             33-99018        41-1857856
(State or Other Jurisdiction             (Commission        (I.R.S.
Employer
of Incorporation)                  File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                 06830
(Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code:    (203) 625-2700

Item 5.      Other Events

             On behalf of Mego Mortgage FHA Title I Loan
             Trust 1996-3, FHA Title I Loan Asset-Backed
             Certificates, Series 1996-3, a Trust created pursuant to the Pooling and Servicing
             Agreement, dated November 1, 1996, by First
             Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly
             Report dated December 26, 1997.  The Monthly
             Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due November 25, 2022.

             A.     Monthly Report Information:
                    Aggregate distribution information for the current distribution date December 26, 1997.

             Principal                  Interest            Ending Balance

Cede & Co    $900,024.34              $344,252.68           $55,140,153.68


             B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

             C.     Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

             D.     Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

             E. Are there any developments with respect to the Certificate Insurance Guaranty Policy? NONE.

             F.     Item 1: Legal Proceedings:        NONE

             G.     Item 2: Changes in Securities:    NONE

             H      Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

             I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

       Exhibit No.

             1.     Monthly Distribution Report dated December 26, 1997.




              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-3


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  26-Dec-97



       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 A-1  11864378.94   573198.28    64265.39     637463.67  11291180.66
 A-2  10790000.00        0.00    61503.00      61503.00  10790000.00
 A-3   9101458.00        0.00    54836.28      54836.28   9101458.00
  S   32742361.32 NA             12278.39      12278.39  32244182.99
  R            NA NA                 0.00          0.00 NA


Total 31755836.94   573198.28   192883.06     766081.34  31182638.66

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1  29.20011615  3.27383546 32.47395160  575.20023739       6.5000%
 A-2   0.00000000  5.70000000  5.70000000 1000.00000000       6.8400%
 A-3   0.00000000  6.02499951  6.02499951 1000.00000000       7.2300%
S (a)  0.00000000  0.30648241  0.30648241  804.85103837       0.4500%


                  Trustee's Certificate
     Pooling and Servicing Agreement Dated November 1, 1996
                                   GROUP I
i) Interest from Mortgagors / Master Servicer                         377940.13
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                               1104.22
     Total Interest                                                   379044.35

   Principal Collections (Regular Installments)                        53510.21
   Principal Collections (Curtailments and Paid in Fulls)             281881.87
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                            107428.45
     Total Principal                                                  442820.53

   Amount on Deposit in the Distribution Account                      821864.88
   Deposits Pursuant to Sec 4.03 (d)-FHA Reserve Account                   0.00
   Distribution Account Income                                           459.17
   Substitution Adjustment Amount                                          0.00
   Collected Amount                                                   822324.05
   Insured Payments                                                        0.00
   Withdrawals from the Reserve Fund                                       0.00
   Amount Available                                                   822324.05

ii)  Pool Balance Information:
     Beginning Aggregate Principal Balance               32742361.32






     less: Principal Collections (non-Defaulted Loans)     335392.08
     less: Balance of Defaulted Loans                      162786.25
     Ending Aggregate Principal Balance                  32244182.99

                                                           Before       After
iii)  Class IA Factors:                              Distributions Distributions
          Class IA-1                                      0.60440035 0.57520024
          Class IA-2                                      1.00000000 1.00000000
          Class IA-3                                      1.00000000 1.00000000

                                                          Computed   Distributed
                                                           Amount      Amount
iv) Class IA Monthly Interest Amount                       180604.67  180604.67
    Class IA Principal Distribution Amount                 902560.98  573198.28
      (limited to the Overcolleralization Amount)
    Class IA Distribution of Distributable Excess Spread        0.00       0.00
    Class IA Guaranteed Principal Distribution                  0.00       0.00
                                                           Beginning     Ending
                                                           Shortfall  Shortfall
    Class IA Monthly Interest Amount                            0.00       0.00
    Class IA Principal Distribution Amount                 404382.65  329362.70
      (limited to the Overcolleralization Amount)

v)  Excess Spread                                                          0.00
    Distributable Excess Spread                                            0.00

vi)  FHA Premium Account Deposit                                        6246.12
      Servicer Fee                                                     27285.30
      Master Servicer Fee                                               2182.82
      Master Servicer Reimbursement                                     9519.63
      Trustee Fee and any Additional Trustee Fee                        1227.84
      Premium                                                           9781.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Other Fees                                                           0.00
      Excess Claim Amount                                                  0.00

vii)  Group Performance Percentages:
        30+ Delinquency Percentage (Rolling Three Month)                  8.111%
        60+ Delinquency Percentage (Rolling Three Month)                  4.405%
        Cumulative Default Percentage                                     3.544%
        Annual Default Percentage (Three Month Average)                  10.182%

viii)  Overcollateralization Information:
         OC Multiple                                                       2.50
         Required OC Amount                                          3755840.54
         Overcollateralization Amount (before distributions)          986524.38
         Overcollateralization Amount (after distributions)          1224330.58


ix)  Default Information:
                                                      Current Period Cumulative
   Principal Balance of Defaulted Loans                    162786.25 1419772.85
   Balance of Credit Support Multiple Defaulted Loans      162786.25 1419772.85
   Accrued and Unpaid Interest on Credit                     8660.73   80665.80
            Support Multiple Defaulted Loans

x)   FHA Insurance Information:
          Trust Designated Insurance Amount  (at the Cut-off Date)   3674309.00







                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed           13          47     244587.05    898248.92
    Claims Pending         29          NA     519808.13           NA
    Claims Paid             5           7     106673.32    144993.58


xi)   Reserve Fund:
      Beginning Balance                                               164822.87
      Investment Income on the Reserve Fund                              735.58
      Deposits to the Reserve Fund                                         0.00
      Withdrawals from the Reserve Fund for Deficiency Amounts             0.00
      Release of Amounts in Excess of the Reserve Requirement          12569.09
      Ending Balance                                                  152989.36

xii)   Collateral Performance Percentages:
        Pool Annual Default Percentage (Rolling Three Month)              6.771%
        Pool 60+ Delinquency Percentage (Rolling Three Month)             3.514%



              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-3
                  GROUP II

                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  26-Dec-97



       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 IIA  24284341.08   326826.06   141253.92     468079.98  23957515.02
 IIS  24277671.70 NA             10115.70      10115.70  23950845.64
  R            NA        0.00        0.00          0.00         0.00


Total 24284341.08   326826.06   151369.62     478195.68  23957515.02



           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 IIA  12.01569710  5.19317314 17.20887025  880.79342204       6.9800%
 IIS   0.00000000  0.37190175  0.37190175  880.54820803       0.5000%



                  Trustee's Certificate
     Pooling and Servicing Agreement Dated November 1, 1996
                  GROUP II

i) Interest from Mortgagors / Master Servicer                         288261.49
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
                  Total                                               288261.49

   Principal Collections (Regular Installments)                        44060.24
   Principal Collections (Curtailments and Paid in Fulls)             215214.56
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                              6880.47
                  Total                                               266155.27

   Amount on Deposit in the Distribution Account                      554416.76
   Deposits Pursuant to Section 4.03 (d)-FHA Reserve Account Deposits      0.00
   Distribution Account Income                                           194.92
   Collected Amount                                                   554611.68
   Insured Payments                                                        0.00
   Reserve Fund Withdrawals                                                0.00
   Amount Available                                                   554611.68

ii)  Pool Balance Information:
     Beginning Aggregate Principal Balance               24277671.70
     less: Principal Collections (non-Defaulted Loans)     259274.80






     less: Balance of Defaulted Loans                       67551.26
     Ending Aggregate Principal Balance                  23950845.64

                                                           Before       After
                                                     Distributions Distributions
iii)  Class IIA Factor:                                   0.89280912 0.88079342


                                                          Computed   Distributed
                                                           Amount      Amount
iv)   Class IIA Monthly Interest Amount                    141253.92  141253.92
      Class IIA Principal Distribution Amount              326826.06  326826.06
      Class IIA Guaranteed Principal Distribution               0.00       0.00

                                                           Beginning     Ending
                                                           Shortfall  Shortfall
      Class IIA Monthly Interest Amount                         0.00       0.00

v)    Insurance Default Amount                                             0.00
      Loss Carryforward Amount (Computed)                                  0.00
      Loss Carryforward Amount (Distributed)                               0.00

vi)  FHA Premium Account Deposit                                        3192.56
      Servicer Fee                                                     20231.39
      Master Servicer Fee                                               1618.51
      Master Servicer Reimbursement                                     3331.46
      Trustee Fee and any Additional Trustee Fee                         910.41
      Premium                                                           7480.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Other Fees                                                           0.00
      Excess Claim Amount                                                  0.00


vii)  Default Information:
                                                      Current Period Cumulative
       Principal Balance of Defaulted Loans                 67551.26  451988.70
       Principal Balance of Credit                          67551.26  451988.70
              Support Multiple Defaulted Loans


viii)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    3674309.00

                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed            1           5       4381.39     25772.02
    Claims Pending          8 NA              122142.28 NA
    Claims Paid             1           2       6880.47     10060.62


ix)  Reserve Fund:
       Beginning Balance                                  2854368.86
       Investment Income on the Reserve Fund                11833.51
       Deposits to the Reserve Fund                             0.00
Withdrawals from the Reserve Fund for Deficiency Amounts        0.00
Release of Amounts in Excess of the Reserve Requirement        -0.00
       Ending Balance                                     2866202.37







x)  Collateral Performance Percentages:
     Pool Annual Default Percentage (Three Month Average)                 6.771%
     Pool 60+ Delinquency Percentage (Rolling Three Month)                3.514%

xi)  Reserve Requirement Information
        30+ Delinquency Rate (Rolling Three Month)             4.038%
        60+ Delinquency Rate (Rolling Three Month)             2.300%
        Cumulative Default Percentage                          1.662%
        Annual Default Rate (Three Month Average)              2.110%
        Credit Support Multiple                                 1.00
        Reserve Requirement                               3019191.73


                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION

                           /s/ Mark LeMay
                           Mark LeMay
                           Vice President


Dated:       December 31, 1997